KEMPER FLOATING RATE FUND

     Supplement to Statement of Additional Information dated November 1, 1999

The following information supplements the disclosure in the "Investment Management and Other Services" section of the Fund's Statement of Additional
Information:

On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services.


October 30, 2000



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